EXHIBIT 10.13

                                NOTE AND WARRANT
                               PURCHASE AGREEMENT

         THIS NOTE PURCHASE AND OPTION AGREEMENT ("Agreement") is made and entered into as of the 9th day of March, 2000, by and between E COM VENTURES, INC., a Florida Corporation ("Lender"), and TAKE TO AUCTION.COM, INC., a Florida corporation (the "Corporation").

                                    RECITALS

         A. Lender desires to lend to Corporation, and the Corporation desires to borrow from Lender an amount equal to One Million Dollars ($1,000,000) (the "Principal Amount") upon the terms and conditions set forth herein.

         B. In connection with the loan, the Corporation shall deliver to Lender a convertible promissory note in the aggregate principal amount of One Million Dollars ($1,000,000) (the "Promissory Note").

         C. In connection with the loan, the Corporation shall issue a Warrant for the purchase of shares of the Corporation's Common Stock (the "Common Shares") following the consummation of the initial public offering of the Common Shares (the "IPO").

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Loan. At the "Closing" (as defined below), the Corporation shall deliver to the Lender the Promissory Note, which note shall be in the form attached hereto as Exhibit A (the "Promissory Note").

         Section 2. Warrant. At the Closing, the Corporation shall deliver to the Lender a warrant in the form attached hereto as Exhibit B (the "Warrant").

         Section 3. Closing. The closing of the loan by the Lender to the Corporation described herein and the sale of the Warrant by the Corporation to Lender (the "Closing") shall occur at such time and place as the Corporation shall designate by written notice to the undersigned. At the Closing, the Corporation shall deliver the Lender the Promissory Note and the Warrant.
Lender, upon proper tender of the Promissory Note and the Warrant from the Corporation, shall tender payment of the Principal Amount in cash or by official bank check or money order (or such other form of consideration as may be mutually agreed upon by the parties) less any portion
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previously paid to the Corporation prior to the date of the Closing. Corporation shall pay all stamp taxes arising in connection with the issuance of the Promissory Note.

         Section 4. Representations, Warranties and Covenants of Lender. Lender hereby represents and warrants to the Corporation as follows:

                  (a) State Securities Laws. Lender received this Agreement and first learned of the offer of the sale of the Promissory Note and the Warrant (together, the "Offered Securities") in Florida. Lender executed and will execute all documents contemplated hereby in Florida, and intends that the laws of Florida govern this offering of Offered Securities.

                           Lender understands, agrees and acknowledges that the
Offered Securities have not been registered under the Florida Securities Act and that such securities are being offered in reliance upon exemption provisions contained therein which the Corporation believes are available. Any sale made pursuant to such exemption provisions is voidable by Lender within three business days after the first tender of consideration is made by Lender to the issuer, an agent of the issuer or an escrow agent. A withdrawal within such three day period will be without any further liability to any person. To accomplish this withdrawal, a Lender need only send a letter or telegram to the Corporation at the address set forth in this Agreement, indicating his or her intention to withdraw.

                           Such letter or telegram should be sent and postmarked
prior to the end of the aforementioned third business day. It is advisable to send such letter by certified mail, return receipt requested, to ensure that it is received and also to evidence the date it was mailed. If the request is made orally, in person or by telephone, to a representative of the Corporation, a written confirmation that the request has been received will be requested.

                  (b) Authority. Lender has the capacity, power and authority to execute this Agreement and perform its obligations hereunder. This Agreement has been duly executed and delivered by Lender and (assuming the due execution and delivery hereof by the Corporation) constitutes a valid and binding obligation of Lender enforceable against Lender in accordance with its terms.

                  (c) Acquisition for Investment. Lender shall acquire the Offered Securities for investment solely for Lender's account and not for distribution to others.

                  (d) Restrictions on Transfer. Lender understands that Lender must bear the economic risk of the purchase of the Offered Securities for an indefinite period of time because, except as provided in this Agreement, (i) the Corporation's sale of the Offered Securities to Lender will not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws in reliance on Lender's representations; (ii) the Offered Securities may not be sold, transferred, pledged, or otherwise disposed of without the consent of the Corporation and an opinion of counsel for or satisfactory to the Corporation that registration under the Act or any applicable state securities laws is not required (provided that no opinion shall be required if the Offered Securities are disposed of in accordance with Rule 144 under the Act); (iii) the Corporation neither has an obligation to register a sale of the Offered Securities nor

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has it agreed to do so in the future; and (iv) the exemption provided in Rule
144 under the Act is not presently available for the resale of any Offered Securities.

                  (e) Certain Risk Factors. Lender understands the speculative nature of and risks involved in the proposed investment in and loan to the Corporation, and all matters relating to the structure and the operations of the Corporation have been discussed and explained to Lender's satisfaction. Lender specifically acknowledges, understands and agrees that, (i) that no return on investment (other than payment of interest under the Promissory Note), whether through distributions, appreciation, transferability or otherwise, and no above-average or other performance, by, through or of the Corporation, has been promised, assured, represented or warranted by the Corporation or any director, officer, employee, agent or representative thereof; (ii) that there is no present public or other market for the Offered Securities and that there may never be a public or other market for the Offered Securities; and (iii) that the purchase of the Offered Securities is a highly speculative investment, involving a high degree of risk, and is suitable only for persons of adequate financial means who are able to bear the economic risks inherent in such an investment and have no need for liquidity in this investment in that, among other things, (a) such persons may not be able to liquidate their investment in the event of an emergency or otherwise, (b) transferability is extremely limited, and (c) in the event of a disposition or otherwise, such persons could sustain a complete loss of their entire investment.

                  (f) Restrictive Legends. Lender understands that the Offered Securities the Note Shares, and the shares to be issued upon exercise of the Warrant (the "Warrant Shares", and together, the "Issued Shares") if issued, will each bear a restrictive legend prohibiting the transfer thereof except in compliance with applicable state and federal securities laws.

                  (g) Access to Information. Lender has been offered, and up to the date of purchase shall be offered, the opportunity to ask questions of, and receive answers from, the Corporation and to obtain any additional information, to the extent that the Corporation possesses such information or could have acquired it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the documents delivered to Lender and has in general had access to all information Lender has deemed material to an investment decision with respect to the purchase of the Offered Securities.

                  (h) Investment Experience. Lender acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Offered Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares. Lender represents that Lender is an "accredited investor" within the meaning of such term under paragraph (a)(1), (a)(2), (a)(3), (a)(7) or
(a)(8) of Rule 501 under Regulation D under the Securities Act.

         Section 5. Representations, Warranties and Covenants of the
Corporation.

         In order to induce the Lender into this Agreement, the Corporation represents and warrants to and agrees with the Lender as follows:

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                  (a) Existence and Good Standing. The Corporation is duly
organized, validly existing and in good standing, or the equivalent thereof, under the laws of the State of Florida. The Corporation has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted and as proposed to be conducted. The Corporation is duly qualified or licensed to do business and is in good standing, or the equivalent thereof, and is authorized to do business, in each jurisdiction in which the character or location of the properties owned, leased or operated by the Corporation or the nature of the business conducted by such entity makes such qualification or license necessary, except where any such failure to be duly qualified or licensed or in good standing, or the equivalent thereof, would not have a material adverse effect on the business, operations, financial condition or results of operations of the Corporation, taken as a whole, or on the ability of the Corporation to perform its obligations under the Agreement (a "Material Adverse Effect").

                  (b) Authority. The Corporation hereby represents and warrants to Lender that, the Corporation has the power and authority to execute and deliver this Agreement, the Note and the Warrant and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement, the Note and the Warrant by the Corporation and the performance of its obligations hereunder and thereunder have been duly authorized and approved by all necessary action (including, without limitation, all action of the Board of Directors, or the equivalent thereof, and shareholders or other required persons of the Corporation) and no other action on the part of such persons is necessary to authorize the execution, delivery and performance of this Agreement, the Note and the Warrant by the Corporation. This Agreement, the Note and the Warrant have been duly executed and delivered by the Corporation and, assuming due execution thereof by the other parties thereto, are the valid and binding obligations of the Corporation enforceable against the Corporation in accordance with their terms, except to the extent that enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding brought in equity or at law). The Corporation has reserved a sufficient number of shares of its Common Stock for issuance upon conversion of the Note and Exercise of the Warrant. Upon the issuance of the Issued Shares, such shares shall be duly authorized, validly issued, fully paid and nonassessable.

                  (c) Rule 144. Following the consummation of the IPO (assuming such IPO occurs) and during such time as the Corporation is a public company with its securities registered under the Act, the Corporation will use commercially reasonable efforts to ensure that it is in compliance with the requirements of Rule 144 under the Act applicable to the issuer of securities, so as to facilitate non-registered sales of the Corporation's securities held by the Lender, consistent with the limitations and requirements of Rule 144 under the Act. Nothing in this Section 5(c) shall be deemed as either (i) any representation or warranty that the Corporation will become a public corporation with securities registered under the Act, or (ii) any covenant or agreement by the Corporation to register, under federal or state securities laws or otherwise, any of the Corporation's securities issued to, or held by, the Lender.

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                  (d) Financial Statements. Attached hereto as Exhibit C are the
Corporation's audited financial statements (balance sheet and statement of operations, statement of changes in shareholders' equity and statement of cash flows, including notes thereto) as at its most recent audit date (the "Audit Date") (the "Financial Statements"). The Financial Statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated and with each other, except that the unaudited Financial Statements may not contain all footnotes required by GAAP. The Financial Statements fairly present the financial condition, stockholders' equity and cash flows and operating results of the Corporation as of the date, and for the periods, indicated therein. Other than as disclosed in the Financial Statements, the Corporation has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the Audit Date and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Corporation.

                  Each of the balance sheets included in the Financial Statements (including any related notes and schedules) fairly presents the financial position of the Corporation as of its date and each of the statements of operations, shareholders' equity (deficit) and cash flows included in or incorporated by reference into the Financial Statements (including any related notes and schedules) fairly presented the results of operations, retained earnings or cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein, in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, subject to normal recurring year-end adjustments.

                  The capitalization of the Corporation is as set forth in Exhibit D attached hereto.

                  (e) Consents and Approvals; no Violations. The execution and delivery of this Agreement, the Note and the Warrant by the Corporation and compliance by the Corporation with the terms and provisions hereof and thereof and the issuance of the Note Shares and Warrant Shares by the Corporation and the consummation of the transactions contemplated hereby and thereby do not and will not (a) violate or contravene any provision of the articles of incorporation or bylaws of the Corporation, (b) violate or contravene any statute, rule, regulation, licensing requirement, order or decree of any court, arbitrator or any other public body or authority by which the Corporation is bound or by which any of its properties or assets are bound, (c) require any filing with, or permit, consent authorization, qualification or approval of, or exemption from, or the giving of any notice to, any governmental or regulatory body, agency or authority, or any other person (other than required filings under the Act or the Exchange Act of 1934, as amended (the "1934 Act") which have been or prior to the Closing will be made) or (d) result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any encumbrance upon any of the properties or assets of the Corporation under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any

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

other instrument or obligation to which the Corporation is bound, or by which it or any of its properties or assets may be bound.

                  (f) Compliance with Laws. The Corporation is in compliance in all material respects with all applicable laws, regulations, licensing requirements, orders, judgments and decrees and has obtained all required governmental approvals and permits in each jurisdiction in which they currently do business, in each case except where the failure to do so would not have a Material Adverse Effect on the Corporation. Without limiting the generality of the foregoing, the Corporation is in compliance in all respects with the United States Foreign Corrupt Practices Act of 1977, as amended.

                  (g) Employment Relations. The Corporation is in substantial compliance with all federal, state or other applicable laws, domestic or foreign, respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not, and is not, engaged in any unfair labor practice and there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against or involving the Corporation.

                  (h) Securities Law Compliance. Assuming that the representations set forth in Section 5 are true and correct, the offering, issuance, sale and delivery of the Promissory Note and Warrant and the Warrant Shares and the Note Shares to the Lender is exempt from the registration requirements of the Act. The Corporation has complied with, or is exempt from, all registration requirements of all applicable state securities laws, or foreign securities law, in connection with the offering, issue, sale and delivery of the Shares.

                  (i) Broker's or Finder's Fees. No agent, broker, person or firm acting on behalf of the Corporation is, or will be, entitled to any commission or broker's or finder's fees from the Corporation, or from any person controlling, controlled by or under common control with the Corporation, in connection with the transactions contemplated hereby.

                  (j) Corporation Registration.

                           (i) Notice; Registration Rights. If (but without any
obligation to do so) the Corporation proposes to register (including, without limitation, for this purpose a registration effected by the Corporation for shareholders other than the Lender) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Corporation stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Issued Shares or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Corporation shall, at such time, promptly give Lender written notice of such registration. Upon the written request of Lender given within twenty (20) days after mailing of such notice by the Corporation in accordance with Section 7, the Corporation shall, subject to the provisions of Section 1.3(c), use all commercially reasonable efforts to cause to be registered under the Act all of the Issued Shares that Lender has requested to be registered. Notwithstanding the foregoing, the rights set

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forth in this Section 5(c) shall not be available (i) after the fifth anniversary of the IPO and (ii) if Lender is permitted, under applicable securities laws (including Rule 144 or any successor rule promulgated under the Act), to sell the Issued Shares for which Holder is seeking registration on an unrestricted basis as to amount and method of sale in the four week period immediately prior to the effective date of the Corporation's registration. The expenses of any such registration hereunder shall be borne by the Corporation.

                           (ii) Right to Terminate Registration. The Corporation
shall have the right to terminate or withdraw any registration initiated by it under this Section 5(c) prior to the effectiveness of such registration whether or not Lender has elected to include securities in such registration.

                           (iii) Underwriting Requirements. In connection with
any offering involving an underwriting of shares of the Corporation's capital stock, the Corporation shall not be required under this Section 5(c) to include any of the Lender's securities in such underwriting unless it accepts the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Corporation, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Corporation. If the total amount of securities, including the Issued Shares together with shares held by other persons (such persons, together with the Lender, the "Holders") with rights similar to those granted to Lender hereunder (collectively, the "Registrable Securities") requested by Lender to be included in such offering exceeds the amount of securities sold other than by the Corporation that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Corporation shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned as follows: first, to the Corporation; second, to the selling Holders, on a pro rata basis based on the total number of Registrable Securities held by such selling Holders or in such other proportions as shall mutually be agreed to by such selling Holders; third, to any other shareholder of the Corporation (other than a Holder on a pro rata basis). For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

                  (k) S-3 Registration Rights. If Lender makes a written request that the Corporation effect a registration on Form S-3 with respect to Issued Shares that have been held by Lender for one year or more and which cannot be sold without restrictions as to amount or method of sale pursuant to Rule 144 of the Securities Act or if the Corporation is otherwise required to effect a registration on Form S-3 the Corporation shall:

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                           (i) promptly give written notice of the proposed
registration, and any related qualification or compliance, to all other Holders; and

                           (ii) use commercially reasonable best efforts to
effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Corporation, provided, however, that the Corporation shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 5(k).

                                    (A) if Form S-3 is not available under
         applicable rules and regulations of the SEC for such offering by the Holders;

                                    (B) if the Holders, together with the
         holders of any other securities of the Corporation entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net before deduction of underwriters' discounts or commissions) of less than $500,000;

                                    (C) if the Corporation shall furnish to the
         Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of the Corporation stating that in the good faith judgment of a majority of the Board of Directors of the Corporation, it would be detrimental to the Corporation and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Corporation shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty
         (120) days after receipt of the request of the Holder or Holders under this Section 5(d); provided, however, that the Corporation shall not utilize this right more than once in any twelve month period;

                                    (D) if the Corporation has, within the six
         (6) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders; or

                                    (E) if the Corporation would be required to
         qualify to execute a general consent to service of process, unless the Corporation is already subject to service of process in such jurisdiction and except as may be required under the Act.

                           (iii) Subject to the foregoing, the Corporation shall
file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

                           (iv) Notwithstanding anything herein to the contrary,
(i) the Corporation shall have the right from time to time to require any Holder of Registrable Securities not to sell Registrable Securities pursuant to any Form S-3 or to suspend the effectiveness

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thereof during the period starting with the date 30 days prior to the
Corporation's good faith estimate, as certified in writing by an executive officer of the Corporation to the Holders of Registrable Securities, of the proposed date of filing of a registration statement or a preliminary prospectus supplement relating to an underwritten public offering of equity securities of the Corporation for the account of the Corporation, and ending on the date 120 days following the delivery of such estimate and (ii) the Corporation shall be entitled to require the Holders of Registrable Securities not to sell Registrable Securities pursuant to any Form S-3 or to suspend the effectiveness thereof (but not for a period exceeding 90 days) if the Corporation determines, based on the opinion of legal counsel, that such offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Corporation or any of its subsidiaries because public disclosure thereof would be required prior to the time such disclosure might otherwise be required. In any event, the Corporation shall not be entitled to exercise the rights granted to the Corporation pursuant to this Section 5(d)(iv) more than two times in any one year period.

                           Upon the request of the Lender, the Corporation shall
cause to be delivered to the Lender a customary opinion of counsel and auditors "cold comfort" letter in connection with the effectiveness of each registration statement pursuant to which Lender sells securities.

                  (1) At the date of the final Prospectus relating to the initial public offering of the Corporation's common stock, $.001 par value (the "Prospectus"), the Prospectus will not contain a false or misleading statement of a material fact or omit to state any material fact necessary in order to make the statements made in such Prospectus, in light of the circumstances under which they were made, not misleading, provided, however, that no forecast shall be deemed to be misleading unless any such forecast was not based on reasonable assumptions when made or was not prepared in good faith. Notwithstanding any other provision herein, the Lender hereby expressly agrees that the Lender has not relied on any registration statement or other document filed in connection with the initial public offering of the Corporation's common shares in connection with its decision to enter into this agreement.

         Section 6. Indemnification for Third Party claims.

                           (a) To the extent permitted by law, the Corporation
will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or such Holder's securities or such underwriter within the meaning of the Act or the 1934 Act, and each officer, director, agent, employee and partner of the foregoing against any losses, claims, damages or liabilities (joint or several) to which they may become subject insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any other document prepared by the Corporation incident to such registration, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Corporation of the Act,

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the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law, and the Corporation will pay to each such indemnified person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld), nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished by such Holder, underwriter or controlling person in writing expressly for use in such registration or for use in direct connection with such registration.

                           (b) To the extent permitted by law, each selling
Holder will indemnify and hold harmless the Corporation, each of its directors, each of its officers each person, if any, who controls the Corporation within the meaning of the Act, any underwriter and any controlling person of any such underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished in writing by such Holder expressly for use in connection with such registration, and each such Holder will pay to each such indemnified party any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

                           (c) Promptly after receipt by an indemnified party
under this Subsection (l) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6 deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of receipt of notice of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 (to the extent of such prejudice), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6. No indemnifying party, in the defense of any claim or litigation, shall, except with the consent of each indemnified party,

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consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                           (d) If the indemnification provided for in this
Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         Section 7. Legend. The Promissory Note and the Warrant shall bear the legend substantially in the form described below.

                           "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE
                  NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED."

The Corporation may also cause to be imposed upon such certificates such other legends as counsel to the Corporation shall determine to be required under the provisions of any federal securities act or any state law.

         Section 8. Notice. Any notice or demand required to be given hereunder shall be in writing and shall be deemed to have been duly given and received, if given by hand, when a writing containing such notice is received by the person to whom addressed or, is given by mail, two (2) business days after a certified or registered letter containing such notice, with postage prepaid, is deposited in the United States mails, addressed to:

         To the Corporation:                 Take to Auction.com, Inc.
                                             5555 Anglers Avenue, Suite 16
                                             Fort Lauderdale, Florida 33312
                                             Attn: Albert Friedman, President
                                             Telephone:  (954) 987-0654
                                             Telecopier: (954) 987-8407

         With a copy to:                     Baker & McKenzie,
                                             1200 Brickell Avenue, 19th Floor
                                             Miami, Florida 33131
                                             Telecopier: (305) 789-8953
                                             Attention: Keith Wasserstrom, Esq.

         To Lender:                          E Com Ventures, Inc.
                                             11701 N.W. 101st Road
                                             Miami, Florida 33178
                                             Attn: Donovan Chin, CFO
                                             Telecopier: (305) 888-0628

Any party may change its address for the purposes of this Agreement by giving notice of such change of address to the other parties in the manner herein provided for giving notice. Time shall be of the essence with respect to all time periods specified for the giving of notices to the Corporation hereunder.

         Section 9. Miscellaneous.

                  (a) Modification. This Agreement may only be amended, terminated or modified by the written consent of all parties.

                  (b) Successors. This Agreement cannot be assigned, transferred or otherwise conveyed by either party without the consent of the other party which consent shall not be unreasonably withheld. This Agreement shall be binding upon the parties hereto, their heirs, administrators, successors, executors and assigns, and the parties hereto do covenant and agree that they themselves and their respective heirs, executors, successors, administrators and assigns will execute any and all instruments, releases, assignments and consents that may be reasonably required of them to more fully execute the provisions of this Agreement.

                  (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall serve as an original for all purposes, but all copies of which shall constitute but one and the same Agreement.

                  (d) Headings. All headings set forth in this Agreement are intended for convenience only and shall not control or affect the meaning, construction or effect of this Agreement or of any of the provisions thereof.

                  (e) Governing Law. This Agreement shall be governed by and shall be construed and enforced in accordance with the laws of the State of Florida. To the fullest extent permitted by law, the subscriber and the Corporation hereby (a) submit to the jurisdiction of the Florida and United States courts for the Florida judicial circuit and the federal district, respectively, wherein lies Miami-Dade County, Florida for purposes of any legal action or proceeding brought under this Agreement and (b) agree that exclusive venue of any such action or proceeding may be laid in Miami-Dade County, Florida and waive any claim that the same is an inconvenient forum.

                  (f) Entire Agreement. This Agreement, the Note and the Warrant constitute the entire Agreement of the parties hereto with respect to the subject matter hereof, and it is hereby agreed that any prior oral or written agreements concerning the sale or disposition of the Stock shall be null and void.

                  (g) Specific Performance; Fees. Consequently, the parties hereto agree that an action for specific performance of the purchase and sale obligations created by this Agreement is a proper remedy for the breach of its provisions. If the parties to this Agreement are forced to institute legal proceedings to enforce their rights in accordance with the provisions of this Agreement, the prevailing party shall be entitled to recover their reasonable attorneys' fees and court costs incurred in enforcing such rights.

                  (h) Indemnification. Each party shall indemnify and hold each other and their respective affiliated companies, officers, directors, employees, stockholders and agents harmless from all liabilities, claims, costs, damages and expenses, including reasonable attorney's fees and costs, at both the trial and appellate levels, arising out of any breach on the part of the either party with respect to any of their respective representations or obligations under this Agreement.

         IN WITNESS WHEREOF, the parties to this Agreement have hereunto set their names as of the date first above written.


                                             TAKE TO AUCTION.COM, INC.


                                             By:  /s/ Albert Friedman
                                                 -------------------------------
                                             Name:    Albert Friedman
                                                   -----------------------------
                                             Title:   CEO/President
                                                    ----------------------------


                                             E COM VENTURES, INC.


                                             By: /s/ Ilia Lekach
                                                 -------------------------------
                                             Name:   Ilia Lekach
                                                   -----------------------------
                                             Title:  CEO
                                                    ----------------------------

                                    EXHIBIT A

                             FORM OF PROMISSORY NOTE

                               Please See Attached

                                    EXHIBIT B

                                 FORM OF WARRANT

                               Please See Attached

                                    EXHIBIT C

                              FINANCIAL STATEMENTS

                               Please See Attached

                                    EXHIBIT D

                        CAPITALIZATION OF THE CORPORATION

                               Please See Attached

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR DEFERRED FOR SALE OR TRANSFER IN VIOLATION OF ANY FEDERAL OR STATE SECURITIES LAWS.


                            TAKE TO AUCTION.COM, INC.

                                   CONVERTIBLE
                                 PROMISSORY NOTE


$1,000,000                                                         March 9, 2000


                  TAKE TO AUCTION.COM INC., a Florida corporation (hereinafter called the "Obligor"), for value received, hereby promises to pay to E Com Ventures, Inc. (the "Holder") the principal sum of ONE MILLION DOLLARS ($1,000,000) (the "Principal Balance"). The Principal Balance shall be payable on March 8, 2002. Interest on the Principal Balance shall accrue from the date hereof at a rate of six percent (6% per annum) and shall be payable semi-annually on the (9th) day of each September and March, commencing September 9, 2000 and continuing up to and including the Payment Date ("Payment Date").

                  All payments of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts, and shall be made at the address of the Holder in accordance with Section 7 below.

                  1. Note. This Note is the "Promissory Note" issued pursuant to a Note and Warrant Purchase Agreement dated as of March 9, 2000 (the "Note Purchase Agreement"), by and between the Obligor and the Holder, and is subject to the terms and conditions of the Note Purchase Agreement.

                  2. Conversion. During the Subscription Period (as defined below), the Holder shall have the right to convert all, but not less than all, of the Principal Amount hereof into shares of the Obligor's common stock, $.001 par value (the "Common Stock") at the conversion price per share equal to the price to public specified on the cover page of the final prospectus of the Company's Registration Statement (No. 333-91177) (the "Registration Statement") relating to the initial public offering of the Common Stock, less the underwriters' gross commissions (the "IPO Price") for one share of Common Stock, upon surrender of this Note, at the principal office of the Company, accompanied by written notice of conversion in the form attached hereto as Schedule I, duly executed by the Holder or its duly authorized attorney-in-fact (the process by which the Holder may exercise its right to convert this Note into shares of

Common Stock is defined as a "Conversion Election"). The shares of Common Stock into which this Note converts shall be delivered to Holder or its order not more than seven (7) days after the date the Conversion Election is complete. No adjustments in respect of dividends or any other event will be made upon any conversion. Accrued and unpaid interest hereon shall not be convertible into Common Stock of the Company; however, the Holder shall be entitled to receive any accrued and unpaid interest to the date of conversion and the conversion of this Note will not extinguish that contractual right, which interest shall be paid on the date that the shares of Common Stock into which this Note is converted are delivered. For purposes of this Agreement, the Subscription Period shall be the 14 days immediately following the effective date of the Registration Statement. Obligor shall give Holder notice of such effective date not more than 1 day after the declaration thereof. The Subscription Period shall be extended one day for each day that such notice is not timely given by Obligor.

                  3. Default. If any of the following events shall occur and be continuing (each such event, an "Event of Default"):

                  (a) the Obligor fails to repay any installment of the Principal Balance when due hereunder.

                  (b) the Obligor fails to make any installment of interest within ten (10) days after the due date thereof.

                  (c) the Obligor violates any other covenant, agreement or condition contained in this Note or the Note Purchase Agreement and such violation remains uncured for ten (10) Business Days after receipt of written notice from the Holder, which notice shall specify the conduct required to cure such violation; or

                  (d) the Obligor shall be adjudicated insolvent, or fails to pay or admits in writing its inability to pay its debts as they mature (whether at stated maturity; upon acceleration or otherwise), makes a general assignment for the benefit of creditors; or the Obligor shall apply for or consent to the appointment of any receiver, custodian, trustee or similar officer for it or for all or any substantial part of its property, or such receiver, custodian, trustee or similar officer shall be appointed without the application or consent of the Obligor; or the Obligor shall institute (by petition, application, answer, consent or otherwise), or take any action to authorize the institution of, any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to the Obligor under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Obligor and such proceeding shall not be dismissed within sixty (60) days after being instituted;

then, (i) upon the occurrence of any Event of Default described in clause (c) of this Section, the unpaid Principal Balance and accrued and unpaid interest shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or further notice of any kind, all of which are hereby expressly waived by the Obligor, and
(ii) upon the occurrence of any other Event of Default, the Holder may, at its option, by written notice to the Obligor declare the entire unpaid Principal Balance, together with accrued and unpaid interest, to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or further notice of any kind, all of which are hereby expressly waived by the Obligor. During the period that an Event of Default shall exist, the Principal balance shall bear interest at a rate of 12% per annum.

                  4. Prepayment; Redemption. At any time after the Subscription Period, this Note may, at the option of the Obligor, be redeemed prior to maturity as a whole or in part at the principal office of the Obligor, upon the notice provided herein.

                  5. Waiver of Trial by Jury. THE HOLDER HEREBY AND THE OBLIGOR BY ACCEPTANCE OF THIS NOTE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREOF, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

                  6. No Oral Modification; Assignment. This Note cannot be changed or modified other than pursuant to a written instrument signed by the parties hereto. This Note cannot be assigned by the Obligor, in whole or in part, unless the Holder shall consent in writing prior to such assignment.

                  7. Successors and Assigns. This Note shall be binding upon and inure to the benefit of the Obligor, the Holder and their respective successors and assigns.

                  8. Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar communications equipment) against receipt to the party to whom it is to be given, (i) if to the Holder, at 11701 N.W. 101st Road, Miami, Florida 33178, Attention: Donovan Chin, CFO, telecopy (305) 888-0628 and
(ii) if to the Obligor, at 5555 Anglers Avenue, Suite 16, Fort Lauderdale, Florida 33312, Attention: Albert Friedman, President, telecopy (954) 987-8407 and (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address, which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section shall be deemed given at the time of receipt thereof.

                  9. Applicable Law. This Agreement shall for all purposes be construed and interpreted in accordance with the laws of the State of Florida, without regard to any conflict of law rule or principle that would give effect to the laws of another jurisdiction.

                  IN WITNESS WHEREOF, TAKE TO AUCTION.COM, INC. has caused this Note to be signed in its corporate name by one of its officers thereunto duly authorized and to be dated as of the date first above written.


                                             TAKE TO AUCTION.COM, INC.


                                             By: /s/  Albert Friedman
                                                 -------------------------------
                                                 Name:  Albert Friedman
                                                 Title: CEO/President

                                   SCHEDULE I


                             CONVERSION NOTICE FORM


The undersigned hereby irrevocably elects to convert all of the Principal Amount into shares of the Obligor's Common Stock at the IPO Price. This conversion form shall not be effective unless delivered to Obligor in conformance with the terms of the Note, including, without limitation, the surrender of the Note to Obligor. Terms not defined herein shall have the meaning set forth in that certain Convertible Promissory Note between Take to Auction.com. Inc. and E Com Ventures, Inc., dated March 9, 2000.


                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             Date

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.


March 9, 2000


                           TAKE TO AUCTION. COM, INC.


               Warrant for the Purchase of Shares of Common Stock


No. 1


         FOR VALUE RECEIVED, TAKE TO AUCTION.COM, INC., INC., a Florida corporation (the "Company"), hereby certifies that E Com Ventures, Inc. (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, up to Three Hundred Thousand (300,000), as adjusted pursuant to Section 6, fully paid and non-assessable shares of Common Stock at a price per share equal to the price to public specified on the cover page of the final prospectus of the Company's Registration Statement (the "Registration Statement") relating to the initial public offering of the Common Shares less the underwriters' gross commissions (the "IPO Price"), as adjusted pursuant to
Section 6.

         The term "Common Stock" means the Company's Common Stock, par value $0.001 per share. The shares of Common Stock deliverable upon such exercise are hereinafter referred to as the "Warrant Shares." The term "Other Securities" means any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Shares. The term "Company" means and includes the corporation named above as well as (i) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) with another corporation, or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

         1. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time, or from time to time during the period (the "Subscription Period") commencing on the business day immediately following the effective date of the Registration Statement and expiring 5:00 p.m. Eastern Standard Time on the first anniversary of the effective date of the Registration Statement by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the exercise price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. In no event shall fractional shares or scrip representing fractional shares be issued upon exercise of this Warrant. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, (a "Conforming Exercise") the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder which certificates shall be delivered to Holder or its order not more than three (3) business days after a Conforming Exercise. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

         2. Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of this Warrant. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

         3. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant. The Company shall not be obligated to register the shares of the Warrant Stock or Other Securities, except as set forth in that certain Note and Warrant Purchase Agreement, dated as of the date hereof between the Company and the Holder.

         4. Transfer to Comply with the Securities Act. This Warrant and any Warrant Stock or Other Securities may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Shares or Other Securities may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 4 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

         5. Legend. Upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Shares or Other Securities, all certificates representing such securities shall bear on the face thereof substantially the following legend to the extent applicable:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR DISPOSED OF PURSUANT TO RULE 144 UNDER THAT ACT OR UNLESS AN OPINION OF COUNSEL TO THE CORPORATION IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

         6. Anti-Dilution Provisions.

                  (a) Adjustment for Recapitalization. If the Company shall at any time, after the date hereof, subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of Warrant Shares then subject to this Warrant immediately prior to such subdivision shall be proportionately increased and the exercise price shall be proportionately decreased, and if the Company shall at any time combine, after the date hereof, the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of Warrant shares then subject to this Warrant immediately prior to such combination shall be proportionately decreased and the exercise price shall be proportionately increased. Any such adjustments pursuant to this Section 4(a) shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

                  (b) Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any reorganization of the Company or in case the Company shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder upon the exercise of this Warrant at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the Warrant Shares issuable upon the exercise of this Warrant prior to such consummation, the securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

                  (c) No Adjustment for Stock Issuances. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with the direct sale (including in connection with the Company's initial public offering) or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect this Warrant, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Warrant Shares then subject to this Warrant.

                  (d) No Effect on Corporate Actions. Without limiting the generality of the foregoing, the existence of this Warrant shall not affect in any manner the right or power of the Company to approve or the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank above the Warrant Shares subject to outstanding Warrants; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) The Company shall give Holder notice of any adjustment pursuant to this Section 6, not more than ten (10) days thereafter.

         7. Notices. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice hereunder.

         8. Applicable Law. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the choice of law rules thereof.

         IN WITNESS HEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.


                                             TAKE TO AUCTION.COM, INC.


                                             By:  /s/ Albert Friedman
                                                 -------------------------------
                                             Name:    Albert Friedman
                                                   -----------------------------
                                             Title:   CEO/President
                                                    ----------------------------

                              WARRANT EXERCISE FORM


The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ____________ shares of Common Stock of Take to Auction.com, Inc., a Florida corporation, and hereby makes payment of $____________ in payment therefor.


                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             Signature, if jointly held


                                             -----------------------------------
                                             Date


                       INSTRUCTIONS FOR ISSUANCE OF STOCK

(if other than to the registered holder of the within Warrant and permitted by Take to Auction.Com, Inc.)


Name
     ---------------------------------------------------------------------------
                  (Please typewrite or print in block letters)


Address
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Social Security or
Taxpayer Identification Number
                               -------------------------------------------------